INVESTMENT IN ASSOCIATE	3 Months Ended
Jun. 30, 2022
Investment In Associate
INVESTMENT IN ASSOCIATE

NOTE 6. INVESTMENT IN ASSOCIATE

Details of the Company’s associate as of June 30, 2022 and March 31, 2022 are as follows:

Name	Principal Activity	Place of Incorporation and Principal Place of Business	Voting Rights Held as of June 30, 2022	Voting Rights Held as of March 31, 2022
Associate: Stimunity S.A.	Biotechnology	Paris, France	44.0%	44.0%

The following table is a roll-forward of the Company’s investment in Stimunity S.A. as of and for the three months ended June 30, 2022 and 2021:

	As of and for the Three Months Ended June 30,
(In thousands)	2022	2021

Balance, beginning of period	$1,673	$1,735
Share of (loss)	(60)	(44)
Balance, end of period	$1,613	$1,691

On June 1, 2020, the Company made an additional investment of €0.9 million ($1.0 million) by executing its subscription for 2,479 Class A shares upon the achievement of certain Milestones, as provided in the Shareholders’ Agreement, increasing its equity share in Stimunity to 44%. See Note 16, “Commitments and Contingent Liabilities” and Note 21(d), “Events After the Balance Sheet Date – Stimunity Convertible Note” for a further discussion.

The Company accounts for its investment in Stimunity under the equity method and accordingly, records its share of Stimunity’s earnings or loss based on its ownership percentage. The Company recorded equity in loss in Stimunity of $60,000 and $44,000 for the three months ended June 30, 2022 and 2021, respectively

Under the Shareholders’ Agreement, Portage has (i) a preferential subscription right to maintain its equity interest in Stimunity in the event of a capital increase from the issuance of new securities by Stimunity, except for issuances of new securities for stock options under a merger plan or for an acquisition, or (ii) the right to vote against any (a) issuances of additional securities that would call for the Company to waive its preferential subscription right, or (b) any dilutive issuance.